February 6, 2018 Q4 & Full Year 2017 Financial Results Exhibit 99.2

2P R O P R I E T A R Y Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2018 financial projections, including net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, raw material cost increases, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-cash items included within net income, (ii) items Axalta does not believe are indicative of ongoing operating performance or (iii) nonrecurring, unusual or infrequent items that have not occurred within the last two years or Axalta believes are not reasonably likely to recur within the next two years. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Adjusted net income shows the adjusted value of net income attributable to controlling interests after removing the items that are determined by management to be items that we do not consider indicative of our ongoing operating performance unusual or nonrecurring in nature. Our use of the terms net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net sales, net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

3P R O P R I E T A R Y Q4 & Full Year 2017 Highlights ▪ Q4 2017 financial results ✓ Net sales of $1,164.8 million up 13.4%, driven by acquisition growth of 8.6% year-over- year ✓ Net loss (attributable to Axalta) of $61.5 million versus $37.2 million net loss in Q4 2016 ✓ Adjusted net income of $90.2 million versus $70.5 million in Q4 2016 ✓ Adjusted EBITDA of $245.4 million versus $224.5 million in Q4 2016 ▪ FY 2017 financial results ✓ Net sales of $4,352.9 million up 7.0% driven by acquisition growth of 7.4% offset by 1.0% negative price/mix ✓ Net income (attributable to Axalta) of $36.7 million versus $38.8 million in 2016 ✓ Adjusted net income of $293.7 million versus $279.8 million in 2016 ✓ Adjusted EBITDA of $885.2 million versus $902.4 million in 2016 ▪ End-market observations ✓ Refinish: Positive underlying growth with ongoing market share gain at body shop end customer level, positive price-mix effect in Q4 2017 and full year ✓ Industrial: Significant acquisition driven growth, coupled with high single digit organic growth in Q4 2017 and full year ✓ Light Vehicle: Pricing inflection from bottom in Q2 2017; supportive demand in Q4 and Q1 2018 to date ✓ Commercial Vehicle: Accelerating sales growth of 20.4% in Q4 2017, supported by all regions

Q4 & Full Year 2017 Highlights (cont.)

- **Balance sheet & cash flow highlights**
  - ✓ Operating cash flow of $540.0 million in 2017 versus $559.3 million in 2016
  - ✓ Free cash flow of $415.0 million in 2017 versus $423.1 million in 2016
  - ✓ Net leverage ratio reduced 0.2x in Q4 2017 to 3.6x from Q3 2017, primarily from strong cash generation
- **Capital deployment update**
  - ✓ Allocated $564.4 million of capital to acquisitions during the year; closed eight acquisitions
  - ✓ Wood coatings integration largely completed; others well on track or complete
  - ✓ Repurchased $58.4 million in shares at $29.31 average price during 2017
- **Operating highlights**
  - ✓ Significant Axalta Way savings met short and longer-term targets; more to come in 2018 from complexity reduction and other operating and overhead sources of productivity savings
  - ✓ Over 250 new product introductions in 2017; multiple product line launches continued in Q4
  - ✓ Opened Asia Pacific Technology Center in Shanghai and 9 total new R&D and training centers globally in 2017

PROPRIETARY 4 AXALTA COATING SYSTEMS

5P R O P R I E T A R Y Financial Performance Commentary Net Sales Variance $1,027 Q4 2017FX Acq.VolumeQ4 2016 $1,165 Price Net sales growth driven by acquisitions, positive organic volumes across most regional end-markets ▪ Acquisitions provided +8.6% growth in Performance Coatings, mainly in North America and EMEA ▪ Strong volume growth in Commercial Vehicle and Industrial, partially offset by Refinish distribution-focused volume pressure in North America and stable Light Vehicle ▪ Refinish and Industrial increasing average prices; Light Vehicle average price is less negative in Q4 sequentially ▪ 3.5% favorable currency impact driven by stronger Euro +0.7% +0.6% +3.5% +8.6% +13.4% ($ in millions) 2017 2016 Incl. F/X Excl. F/X Performance 732 607 20.7% 16.5% Transportation 433 421 2.8% 0.2% Net Sales 1,165 1,027 13.4% 9.9% Net Loss (1) (62) (37) Adjusted EBITDA 245 225 9.3% (1) Represents Net Loss attrib tabl to controlling interests Q4 % Change Q4 Consolidated Results

6P R O P R I E T A R Y Q4 Performance Coatings Results Financial Performance Commentary Net Sales Variance $732 $607 Q4 2017Acq.FXVolumeQ4 2016 Price (0.5%) +2.5% +4.2% +20.7%+14.5% Strong net sales growth led by acquisition contribution and positive price contribution, Industrial organic growth ▪ 14.5% growth from acquisitions ▪ Refinish volumes marginally impacted by North America headwinds, offset by strong Industrial organic volume growth of high single digits across all regions ▪ Positive price contribution across both Refinish and Industrial ▪ 4.2% currency tailwind mainly from the Euro Adjusted EBITDA margin steady ▪ Margin remained steady with positive pricing, lower operating costs, and acquisition contribution, offset by lower Refinish volumes and raw material inflation Q4 ($ in millions) 2017 2016 Incl. F/X Excl. F/X Refinish 440 420 4.7% 0.6% Industrial 292 186 56.8% 52.8% Net Sales 732 607 20.7% 16.5% Adjusted EBITDA 165 137 21.2% % margin 22.6% 22.5% % Change

7P R O P R I E T A R Y Q4 Transportation Coatings Results Financial Performance Commentary Net Sales Variance Net sales led by robust Commercial Vehicle growth ▪ Commercial Vehicle strong growth across all regions; solid Light Vehicle volume growth in EMEA and Latin America, while lower North America volume continued ▪ Lower average pricing in Light Vehicle reflecting earlier concessions, but less negative sequentially ▪ 2.6% currency tailwind mainly from the Euro Adjusted EBITDA margin lower ▪ Margin impact from lower average selling prices and raw material headwinds, partially offset by reduction in operating costs and volume growth $433 $421 Q4 2017Acq.FXQ4 2016 Volume Price +2.4% (2.2%) +2.6% +0.0% +2.8% Q4 ($ in millions) 2017 2016 Incl. F/X Excl. F/X Light Vehicle 339 343 (1.2%) (3.8%) Commercial Vehicle 94 78 20.4% 17.4% Net Sales 433 421 2.8% 0.2% Adjusted EBITDA 80 88 (9.1%) % margin 18.5% 20.9% % Change

8P R O P R I E T A R Y FY Consolidated Results Financial Performance Commentary Net Sales Variance Solid net sales growth from Industrial and Commercial Vehicle markets ▪ Strong net sales growth in Industrial across all regions; lower Refinish volumes due to distributor working capital adjustments in North America ▪ Solid volume growth in Commercial Vehicle across all regions; Light Vehicle volume growth in Asia Pacific and Latin America, offset by pricing concessions and lower North America volumes ▪ Acquisitions contributed 7.4% to net sales growth ▪ Currency tailwind driven by strengthening Euro in 2H 2017 Adjusted EBITDA margin down 190 bps ▪ Adjusted EBITDA margin impacted by lower average pricing in Transportation and raw material inflation, partially offset by incremental productivity savings ($ in millions) 2017 2016 Incl. F/X Excl. F/X Performance 2,675 2,399 11.5% 11.2% Transportation 1,678 1,670 0.4% (0.1%) Net Sales 4,353 4,069 7.0% 6.6% Net Income (1) 37 39 Adjusted EBITDA 885 902 (1.9%) (1) Represents Net Income ttributable to Axalta FY % Change $4,069 Acq.FX $4,353 PriceVolume 20172016 +0.2% (1.0%) +0.4% +7.4% +7.0%

9P R O P R I E T A R Y Debt and Liquidity Summary Capitalization Comments ▪ Leverage ratio improvement compared to Q3 2017 due to… ✓ Cash build in the quarter ✓ Improved LTM EBITDA …Partially offset by ✓ Higher Euro debt balances due to stronger Euro (1) Assumes exchange rate of $1.193 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Total Net Leverage = Total Net Debt / 2017 Adjusted EBITDA ($ in millions) @ 12/31/2017 Maturity Cash and Cash Equivalents $770 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,939 2024 First Lien Term Loan (EUR)(1) 469 2023 Total Senior Secured Debt $2,408 Senior Unsecured Notes (USD) 491 2024 Senior Unsecured Notes (EUR)(1) 394 2024 Senior Unsecured Notes (EUR)(1) 529 2025 Capital Leases 54 Other Borrowings 41 Total Debt $3,916 Total Net Debt(2) $3,146 2017 Adjusted EBITDA $885 Total Net Leverage (3) 3.6x

Full Year 2018 Guidance

AXALTA

($ millions)	2017A	2018E
Net Sales	+7.0%	~8-9%
Net Sales, ex FX	+6.6%	~6-7%
Adjusted EBITDA	$885	$940-980
Interest Expense	$147	~$165
Tax Rate, As Adjusted	16.2%	19-21%
Free Cash Flow Cash flow from operations less capex	$415	$420-460
Capex	$125	~$160
D&A	$348	~$365
Diluted Shares (millions)	246	~249

Comments

- Net sales growth includes incremental M&A contribution of ~3% from completed transactions in 2017
- Adjusted EBITDA contribution driven by volume, price, acquisition contribution, and net productivity
- Margin headwind from input cost inflation, offset largely by price and cost actions
- 2018 tax rate, as adjusted, benefits slightly from U.S. Tax Reform; 2017 Tax rate benefited from 4.1% on stock comp windfall benefits not forecasted for 2018
- Free cash flow growth primarily from Adjusted EBITDA growth offset slightly from Capex, severance, and Euro and variable interest headwinds
- Capex predominately for growth and high-IRR productivity projects

PROPRIETARY 10 AXALTA COATING SYSTEMS

Appendix

12P R O P R I E T A R Y Full Year 2018 Assumptions ▪ Global GDP growth of approximately 3.2% ▪ Global industrial production growth of approximately 3.1% ▪ Global auto build growth of approximately 1-2% ▪ Higher crude oil prices coupled with supply side constrictions due to natural disasters and China environmental policy, continue to impact raw material pricing Currency 2017 % Axalta Net Sales 2017 Average Rate 2018 Average Rate Assumption USD % Impact of F/X Rate Change US$ per Euro ~28% 1.13 1.20 6.2% Chinese Yuan per US$ ~12% 6.76 6.58 2.7% Mexican Peso per US$ ~5% 18.92 18.96 (0.2%) Brazilian Real per US$ ~3% 3.19 3.30 (3.1%) US$ per British Pound ~2% 1.29 1.34 3.8% Russian Ruble per US$ ~1% 58.32 57.59 1.3% Turkish Lira per US$ ~1% 3.65 3.95 (7.6%) Other ~48% N/A N/A 0.3% Currency AssumptionsMacroeconomic Assumptions

13P R O P R I E T A R Y Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. ($ in millions) FY 2017 FY 2016 Q4 2017 Q4 2016 Net Income (loss) $48 $45 (56) (35) Interest Expense, net 147 178 38 37 Provision for Income Taxes 142 38 120 15 Depreciation & Amortization 347 322 92 87 Reported EBITDA $684 $583 $194 $104 A Debt extinguishment and refinancing related costs 14 98 1 13 B Foreign exchange remeasurement (gains) losses 7 31 (1) 1 C Long-term employee benefit plan adjustments 1 2 1 (1) D Termination benefits and other employee related costs 35 62 29 37 E Consulting and advisory fees (1) 10 - 2 F Transition-related costs 8 - 2 - G Offering and transactional costs 18 6 12 2 H Stock-based compensation 39 41 8 10 I Other adjustments 4 5 - (1) J Dividends in respect of noncontrolling interest (3) (3) (1) - K Deconsolidation impacts and impairments 79 68 - 58 Total Adjustments $201 $319 $51 $121 Adjusted EBITDA $885 $902 $245 $225

14P R O P R I E T A R Y Adjusted EBITDA Reconciliation (cont’d) A. During FY 2017, Q4 2016 and FY 2016 we refinanced our indebtedness, resulting in losses of $13 million, $10 million and $88 million, respectively. During Q4 2017, FY 2017, Q4 2016 and FY 2016 we prepaid outstanding principal on our term loans, resulting in non-cash extinguishment losses of $1 million, $1 million, $3 million and $10 million, respectively. We do not consider these items to be indicative of our ongoing operative performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented losses of zero and $2 million for Q4 2017 and FY 2017, respectively, and gains of $1 million and losses of $24 million for Q4 2016 and FY 2016, respectively. C. Eliminates the non-cash, non-service components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants, and associated true-ups to estimates, for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents integration costs related to the acquisition of the Industrial Wood business that was a carve-out business from Valspar, which are not considered indicative of our ongoing operating performance. G. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as $10 million of costs associated with contemplated merger activities during the Q4 2017 and costs associated with the 2016 secondary offerings of our common shares by Carlyle, all of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation. I. Represents costs for certain non-operational or non-cash (gains) and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. During FY 2017, we recorded a loss in conjunction with the deconsolidation of our Venezuelan subsidiary of $71 million. During Q4 2016 and FY 2016, we recorded non-cash impairments at our Venezuela subsidiary of $58 million and $68 million, respectively, associated with our operational long-lived assets and a real estate investment. Additionally, during FY 2017, we recorded non-cash impairment charges related to certain manufacturing facilities previously announced for closure of $8 million. We do not consider these to be indicative of our ongoing operating performance.

15P R O P R I E T A R Y Adjusted Net Income Reconciliation Note: Numbers might not foot due to rounding. ($ in millions) FY 2017 FY 2016 Q4 2017 Q4 2016 Net Income (loss) $48 $45 (56) (35) Less: Net income attributable to noncontrolling interests 11 6 6 2 Net income (loss) attributable to controlling interests 37 39 (62) (37) A Debt extinguishment and refinancing related costs 14 98 1 13 B Foreign exchange remeasurement (gains) losses 7 31 (1) 1 C Termination benefits and other employee related costs 35 62 29 37 D Consulting and advisory fees (1) 10 - 2 E Transition-related costs 8 - 2 - F Offering and transactional costs 18 6 12 2 G Deconsolidation impacts and impairments 85 68 1 58 H Other 5 - - ($1) Total adjustments $171 $275 $44 $112 I Income tax (benefit) provision impacts ($86) $34 ($108) $4 Adjusted net income $294 $280 $90 $71

16P R O P R I E T A R Y Adjusted Net Income Reconciliation (cont’d) A. During FY 2017 and Q4 2016 and FY 2016 we refinanced our indebtedness, resulting in losses of $13 million, $10 million and $88 million, respectively. During Q4 2017, FY 2017, Q4 2016 and FY 2016 we prepaid outstanding principal on our term loans, resulting in non-cash extinguishment losses of $1 million, $1 million, $3 million and $10 million, respectively. We do not consider these items to be indicative of our ongoing operative performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented losses of zero and $2 million for Q4 2017 and FY 2017, respectively, and gains of $1 million and losses of $24 million for Q4 2016 and FY 2016, respectively. C. Represents expenses primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. D. Represents fees paid to consultants, and associated true-ups to estimates, for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents integration costs related to the acquisition of the Industrial Wood business that was a carve-out business from Valspar, which are not considered indicative of our ongoing operating performance. F. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as $10 million of costs associated with contemplated merger activities during Q4 2017 and costs associated with the 2016 secondary offerings of our common shares by Carlyle, all of which are not considered indicative of our ongoing operating performance. G. During FY 2017, we recorded a loss in conjunction with the deconsolidation of our Venezuelan subsidiary of $71 million. During Q4 2016 and FY 2016, we recorded non-cash impairments at our Venezuela subsidiary of $58 million and $68 million, respectively, associated with our operational long-lived assets and a real estate investment. Additionally, during Q4 2017 and FY 2017, we recorded non-cash impairment charges related to abandoned in-process research and development assets and certain manufacturing facilities previously announced for closure of $1 million and $9 million, respectively. In connection with the manufacturing facilities announced for closure, we recorded accelerated depreciation of $5 million for FY 2017. We do not consider these to be indicative of our ongoing operating performance. H. Represents costs for non-cash fair value inventory adjustments associated with our business combinations, which we do not consider indicative of ongoing operations. I. The income tax impacts are determined using the applicable rates in the taxing jurisdictions in which expense or income occurred and includes both current and deferred income tax expense (benefit) based on the nature of the non-GAAP performance measure. Net income (loss) and adjusted net income for Q4 2017, FY 2017, Q4 2016 and FY 2016 includes $1 million, $13 million, $3 million and $13 million, respectively, of tax windfall benefits related to stock compensation. Additionally, the income tax impact includes the removal of discrete items for Q4 2017 and FY 2017 which were expenses of $109 million. Of the $109 million of discrete income tax impacts, $113 million is related to the impact of the U.S. Tax Cuts and Jobs Act legislation. Our income tax expense for Q4 2016 and FY 2016 includes the removal of discrete income tax impacts within our effective tax rate which were expenses of $8 million and $12 million, respectively.

Thank you Investor Relations Contact: Chris Mecray Christopher.Mecray@axaltacs.com 215-255-7970